EXHIBIT 21.1
SUBSIDIARIES OF CONSTELLATION BRANDS, INC.

SUBSIDIARY	PLACE OF INCORPORATION

Constellation Wines U.S., Inc.	New York
Tradenames:
Alice White
Alice White Vineyards
Alice White Winery
Almaden
Almaden Brandies
Almaden Imports
Almaden Vineyards
Arbor Mist Winery
Ariesse Champagne Cellars
AV Winery
Batavia Wine Cellars
Batavia Wine Cellars, Inc.
Bedford Company
Belaire Creek Cellars
Bisceglia Brothers Wine Co.
Blackstone Cellars
Blackstone Winery
Bon Carafe
Bottini Cellars
Brickstone Cellars
Bristol Mountain Vineyards
California Cellars
Canandaigua Wine Company
Casata Vineyards
Cascade Ridge
Caves Du Domaine
Centerra Wine Company
Chapel Hill
Chapelle Import Company
Charlemont Vineyards
Charles Le Franc Cellars
Charles Le Franc Vineyards
Chase-Limogere
Chateau LaSalle
Chateau Luzerne Vintners Co.
Chateau Martin Wine Company
Chateau St. Cyr Cellars
Club Import
Coastal Vintners
Columbia
Columbia Winery
Columbia Wine & Spirits
Columbia Wine Cellars
Cooks’ Cellars
Cook's Champagne Cellars
Covey Run Winery
Cresta Blanca Vineyards
Cresta Blanca Winery
Cribari & Sons
Cribari Cellars
Cribari Champagne Cellars
Cribari Winery
Cypress Ranch
Deer Valley Vineyards
Domaine Vineyards
Dunnewood Vineyards
Dunnewood Vineyards & Winery
Echo Falls Vineyards
EC Vineyard
Estancia Estates
Estate Cellars
Farallon
Farallon Cellars
Farallon Vineyards
Farallon Winery
Farallon Winery & Vineyards
Foolish Oak Vineyards
Forsythe Vineyards
Galleria Champagne Cellars
Global Wine Marketing
Gold Seal Vineyards
Gonzales & Company
Great Western
Great Western Winery
Hartley Cellars
Heritage House Wine Company
Heritage Village Cellars
Heritage Vineyards
Humphrey & Brown International
Humphrey & Brown Wine Marketers
I.V.C. Wineries
I.V.C. Winery
Inglenook - Napa Valley
Inglenook Champagne Cellars
Inglenook Estate Cellars
Inglenook Vineyard Co.
Inglenook Vineyards
International Cellars
Italian Swiss Colony
J. Roget Champagne Cellars
Jacques Bonet & Cie
Jacques Bonet et Fils
K Cider Company
K. Cider Co.
Kings Wine Co.
Knapp Cellars
La Cresta Winery
La Terre
La Terre Cellars
La Terre Vineyards
La Terre Winery
Lakeside Vineyards
Longhorn Vineyards
Madera Wineries & Distilleries
Manischewitz Selections
Manischewitz Vineyards
Manischewitz Wine Company
Marcus James
Marcus James Vineyards
Masson Vineyards
Medallion Imports
Medallion Wine Imports
Mendocino Canyon
Mendocino Creek
Mendocino Ridge
Mendocino Ridge Winery
Mendocino Vineyards
Millennium
Mission Bell Wines
Monarch Wine Co.
Monarch Wine Importers
Mondoro
Monkey Bay
Monterey Wine Cellars
Moselweinhaus Import Company
Motif Champagne Cellars
Mystic Cliffs
Mystic Cliffs Vineyards
Nathanson Creek Cellars
Nathanson Creek Wine Cellar
Nathanson Creek Winery
Navalle Vineyards
Nectar Valley Vineyards
Nectar Valley Winery
New York Cellars
North Lake Wines
Pacific Wine Partners
Pastene Wine Cellars
Paul Garrett
Paul Masson
Paul Masson Champagne Cellars
Paul Masson Mountain Vineyards
Paul Masson Pinnacles Vineyards Estate
Paul Masson Sherry Cellars
Paul Masson Vineyards
Paul Masson Vineyards Pinnacles Estate
Paul Masson Winery
Paul Thomas
Paul Thomas Cellars
Paul Thomas Farms
Paul Thomas Orchards
Paul Thomas Vineyards
Paul Thomas Wine Cellars
Paul Thomas Winery
Peninsula
Pinesbrook Vineyards
Pinnacles Vineyards
Pol D'Argent Import Company
PT Farms
R & C Imports
Ravenna
Razz
Redwood Hills
Richards
Riverland Vineyards
Rock Creek
Rock Creek Vineyards
Rushcutters Bay Cellars
Saint Regis Vineyard
San Marino Wine Cellars
Sante Vineyards
Satin Rose Wine Co.
Sawtooth Winery
Seventh Moon
Seventh Moon Wines
Shadow Hill
Shadow Hill Wines
Shewan Jones
Skye's Hollow Vineyard
Sonoma Vendange
Sonoma Vendange Winery
St. Regis
St. Regis Cellars
St. Regis Vineyards
Ste. Chapelle
Ste. Chapelle Winery
Steidl Wine Company
Summit Marketing Company
Sun Country Cellars
Symms
T.J. Swann Wines
Talus
Talus Cellars
Talus Collection
Talus Vineyards
Talus Winery
Taste of the West
Taylor California Cellars
Taylor Wine Company
TCC
The Great Western Winery
The Idaho Vineyard
The San Francisco Wine Merchants
The Taylor Wine Company
The Vintners Estates Company
Turner Road Cellars
Turner Road Vintners
Turner Road Vineyards
Turner Road Wines
Ukiah Winery
Upper Bay Wine Cellars
Vendange Wine Cellars
Via Firenze
Via Firenze Vineyards
Vine City Wine Company
Vintners International
Vintners International Company
Vivante Cellars
White Rock Products
Widmer Brickstone Cellars
Widmer Brickstone Winery
Widmer California Vineyards
Widmer Grape Products Company
Widmer Vineyards
Widmer's Champagne Cellars
Widmer's Wine Cellars
Wild Punch Co.
Wine Marketers
Woodbridge Vineyards
Woodbridge Winery
Yanqui Wine Cellars
Canandaigua Limited	England and Wales
Canandaigua B.V.	Netherlands
Canandaigua World Sales Limited	Barbados
CB International Finance S.A.R.L.	Luxembourg
Constellation Americas Holdings Limited	New York
Constellation Aviation, Inc.	New York
Constellation Trading Company, Inc.	New York
3112751 Nova Scotia Company	Canada, Province of Nova Scotia
CB Nova Scotia ULC	Canada, Province of Nova Scotia
Constellation Canada Limited Partnership	Canada
Constellation Canada Holdings Limited	Canada
CBV Canada Holdings Limited	Canada
Constellation Brands Ireland Limited	Republic of Ireland
Allied Drink Distributors Limited	Republic of Ireland
Alto de Casablanca S.A.[1]	Chile
Empresas Vitivinicolas S.A. [1]	Chile
Constellation International Holdings Limited	New York
Constellation Wines Japan K.K.	Japan
Franciscan Vineyards, Inc.	Delaware
Tradenames:
Bernstein Vineyards
Burr Vineyards
California Coast Winery
Caliterra
Carroll Vineyards
Caymus Cellars
Chantree
Cuttings Wharf Vineyards
Domaine Madeline
Duetto
Eagle Canyon Cellars
Estancia
Estancia Estates
Estancia Vineyards
Franciscan
Franciscan Estate Selections, Ltd.
Franciscan Estate Wine
Franciscan Estate Wine Merchants
Franciscan Oakville Estate
Franciscan Vineyards
Franciscan Vineyards, Inc.
Franciscan Winery
Friars' Table
FV Reserve
Goldfields
Greenbrier Vineyards
Groth Vineyards
Maywood
Merchants
Michael’s
Monte Verde
Moltepulciano
Mt. Veeder Winegrowers
Mt. Veeder Winery
Nap Val Winery
No Wimpy Importers
Oakmont Vineyards
Oakville Estate
Pickle Canyon Vineyards
Pina Wine Cellars
Pinnacles Estate
Pinnacles Vineyard
Pinnacles Winery
Quintessa
Quintessa of Rutherford
Ravenswood
Redwood Coast Winery
Redwood Creek Vineyards
River Glen Vineyards
Rock Crest
Round Hill Vineyards
Ruby Crest
Ruffino Import Company
Ruffino Imports
Silver Oak Cellars
Simi Winery
Simi Winescapes
Smothers Brothers Wines
Spring Creek Vineyards
Stonewall Canyon
Stonewall Canyon Cellars
Stonewall Canyon Creek
Stonewall Canyon Vineyards
Stonewall Canyon Winery
Turquoise Mountain
Turtle Cellars
Veramonte
Veramonte Casablanca
Veramonte Cellars
Veramonte Vineyards
Veramonte Winery
Villa Caporicci
Vina Caliterra
Vino Bambino
William Scheffler Estates
Willow Creek Cellars
Winescapes
Allberry, Inc.	California
Cloud Peak Corporation	California
M.J. Lewis Corp.	California
Mt. Veeder Corporation	California
Tradenames:
Bernstein Vineyards
California Coast Winery
Estancia
Estancia Estates
Estancia Vineyards
Franciscan
Franciscan Estate Wine
Franciscan Oakville Estate
Franciscan Winery
Friars' Table
FV Reserve
Merchants
Mt. Veeder Winegrowers
Mt. Veeder Winery
Nap Val Winery
Oakville Estate
Pickle Canyon Vineyards
Pinnacles Estate
Pinnacles Vineyard
Pinnacles Winery
Redwood Coast Winery
Stonewall Canyon
Stonewall Canyon Cellars
Stonewall Canyon Creek
Stonewall Canyon Vineyards
Stonewall Canyon Winery
Franciscan Trio Sub, LLC	Delaware
Triple Wines, LLC	Delaware
Barton Incorporated	Delaware
Barton Brands, Ltd.	Delaware
Tradenames:
Almaden Brandies
Barton Brands
Barton Distilling Co.
Barton Distilling Company
Barton Imports
Black Velvet Distilling Company
Black Velvet Import Co.
Boston Distiller
Colony Distilling Co.
County Line Distillers
Famous Imported Brands
Fleischmann Distilling Co.
Fleischmann Distilling Company
Glenmore Distilleries
Glenmore Distilleries Co.
Glenmore Distilleries Company
Hiram Walker & Sons Co.
J. A. Dougherty's Sons, Co., Distillers
Jacques Bonet Et Fils
Jenn's Cocktail Company
John McNaughton Co.
Las Flores Company
McMaster Import Co.
McMaster Import Company
Mr. Boston Distiller
Old Cummins Distillery
Old Nelson Distillery
Paul Masson
Polynesian Products Co.
Royal Gate Co.
Schenley Distillers
Schenley Distillers Company
Schenley Distillers, Inc.
Shewan-Jones
Tom Moore, Distiller
Williams & Churchill, Ltd.
Planet 10 Spirits, LLC [1]	Delaware
Tradenames:
Planet 10 Spirits
Planet 10 Brands
Barton Beers, Ltd.	Maryland
Tradename:
Consolidated Pacific Brands
Barton Brands of California, Inc.	Connecticut
Tradenames:
Barton Brands, Ltd.
Barton Distilling Co.
Barton Distilling Company
Barton Imports
Barton Imports, Chicago, Illinois
Barbon Imports, Chicago, IL
Black Velvet Distilling Company
Black Velvet Import Co.
Colony Distilling Co.
County Line Distillers
Famous Imported Brands
Fleischmann Distilling Co.
Fleischmann Distilling Company
J. A. Dougherty's Sons, Co. Distillers
Jacques Bonet Et Fils
Old Blue Springs Distilling Co.
Old Nelson Distillery
Polynesian Products Co.
Royal Gate Co.
Barton Brands of Georgia, Inc.	Georgia
Tradenames:
Barton Brands, Ltd.
Barton Distilling Co.
Barton Distilling Company
Colony Distilling Co.
County Line Distillers
David Sherman Corporation
Essex Importers & Distillers, Ltd.
Fleischmann Distilling Co.
Fleischmann Distilling Company
Glenmore Distilleries
Glenmore Distilleries Co.
J. A. Dougherty's Sons, Co., Distillers
Mr. Boston Distiller
Old Cummins Distillery
Old Nelson Distillery
Royal Gate Co.
Schenley Distillers
Barton Canada, Ltd.	Illinois
Barton Distillers Import Corp.	New York
Barton Financial Corporation	Delaware
Barton Beers of Wisconsin, Ltd.	Wisconsin
Monarch Import Company	Illinois
Schenley Distilleries Inc. / Les Distilleries Schenley Inc.	Canada
Barton Mexico, S.A. de C.V.	Mexico
Matthew Clark Limited	England and Wales
Avalon Cellars Limited	England and Wales
Constellation Wines Europe Limited	England and Wales
Freetraders Group Limited	England and Wales
Matthew Clark Wholesale Limited	England and Wales
Constellation Europe Limited	England and Wales
Tradenames:
Cellar Door
Strathmore Mineral Water Company
Stones of London
Stowells
Gaymer Cider Company
Gaymer's
The Gaymer Group Europe Limited	England and Wales
Manor Park Cellars Limited	England and Wales
Taunton Cider	England and Wales
Woolley Duval and Beaufoys Limited	England and Wales
Forth Wines Limited	Scotland
CBI Australia Holdings Pty Limited (ACN 103 359 299)	Australian Capital Territory
Constellation Australia Pty Limited (ACN 103 362 232)	Australian Capital Territory
Hardy Wine Company Limited f/k/a BRL Hardy Limited (ACN 008 273 907)	South Australia
Tradenames:
Adelaide Commercial Wines
Albert Block
Alice White Vineyards
Alexandrina Vineyards
Annabella Wines
Bankside Wine Cellars
Banrock Station
Banrock Station Wine and Wetland Centre
Banrock Station Wines
Bay of Fires Wines
Berri Estate Winery
Berri Estates
Berri Renmano
BRL Hardy Wine Company
Buronga Ridge
Chateau Reynella Wines
Classic Clare Wines
Constellation Wines
Cradlebrook Vineyards
Fork & Knife
Four Emus
H G Brown Wines
Hardy Wine Company
Hardys Leasingham Vineyards
Hardys Reynella Winery
Hardys Tintara Cellar Door
Hardys Tintara Winery
Hardys Wines
Houghton Wines
Kelly's Revenge
Knife & Fork Vineyards
Lauriston Wines
Leasingham Wines
Lorikeet Wines
Maidenwood Vineyard
Moonah Estate Wines
Moondah Brook Wines
Netley Brook Wines
Preludes Gallery
Provis Vineyard
Ravenswood Vintners
Renmano Wines
Reynella Wines
Rhine Castle Wines
Siegersdorf Wines
Southern Golden Harvest
Stanley Wines
Starvedog Lane Wine Company
Stonehaven Vineyards
Stonehaven Vineyards Padthaway
Tallimba Grove Estates
The Emu Wine Co
The Federation Wine Company
The Gallery of Wine Arts
The Houghton Wine Company
The Kamberra Meeting Place
The Kamberra Wine Company
Thomas Hardy & Sons
Tintara Winery
Tomahawk Creek Vineyards
Valencia Vineyards
Victoria Block
Walter Reynell & Sons
Wigley Reach Vineyard
Winebytes
Yarra Burn
Yarra Burn Bastard Hill Vineyards
Yarra Burn Cellar Door
Yarra Burn Vineyards
Yarra Burn Winery
Vineyards (Australasia) Pty Ltd	South Australia
BRL Hardy Finance Pty Ltd
f/k/a Berri Renmano Wines (Sales) Pty Ltd	South Australia
GSI Holdings Pty Ltd.	New South Wales
Brookland Valley Estate Pty Ltd.	Western Australia
Tradename:
Brookland Valley Vineyard
Thomas Hardy Hunter River Pty Ltd	South Australia
The Stanley Wine Company Pty Ltd	South Australia
Houghton Wines (Western Australia) Pty Ltd	Western Australia
Tradename:
Houghton Wines Frankland River Estate
The Western Australia Winegrowers Association Pty Ltd	Western Australia
International Cellars (Australia) Pty Ltd	Australian Capital Territory
Walter Reynell & Sons Wines Pty Ltd	South Australia
BRL Hardy (Investments) Limited	England and Wales
Constellation Wines Canada Limited	Canada
Nobilo Holdings	New Zealand
Nobilo Wine Group Limited	New Zealand
Nobilo Vintners Limited	New Zealand
Valleyfield Vineyard Partnership	New Zealand
Mohaka Vineyard Partnership	New Zealand
Selaks Wines Limited	New Zealand
National Liquor Distributors Limited	New Zealand
The Robert Mondavi Corporation	California
Robert Mondavi Affiliates	California
Tradenames:
Vichon Winery
R.M.E., Inc.	California
Robert Mondavi Winery	California
Tradenames:
Agena
Alliance
Aperture
Arepo
Arianna
Ariba
Ashley Hill(s)
Bijous
Bimini Bay
Bixia
Bob Red
Bob White
Boomerang
Bungalow
Caliterra
Callum Cove
Cameo
Cameo Rose
Canopy Mangement
Carissa
Cesura
Chatsworth Lane
Cherokee Station
Clay Hollow
Coastal Estates
Counterpane
Criterion
Cuesta Ridge
Danzante
Delilah
Double Eagle
Equilibrium
Fetish
First Harvest
Fishnet Creek
Flye
Frizee
Ghost Oak
Guile
Habanitos
Imbue
Io
Karmic Relief
Kirralaa
Kismet
La Arboleda
La Capitana
I Podere Della Capitana
Lampoon
Larkspur
Lineage
Magenta vineyards
Momentum
Mondavi
Nfuz
jNon Sequitur
Northern Reach
Nove Fiori
Oak Glen Vineyards
Odeon
Old Soldiers
Orrs Creek
Our House Wine
Out of Bounds
Palamon
Palindrome
Papa Grappa
Papio
Pearino
Phoebe
PNX
Porta Cinco
Porto Cinco
Powder Day
Private Selection
Prospect Peak
Quilts
Rebus
Red Dirt Ridge
Repartee
Rhondevous
Robert Mondavi
Rocky Point
Ryan Road
Santa Maria
Seismic
Select Vineyard Series by Woodbridge
Sierra Madre
Slake
Solati
Songs from the Vineyard
Southern Reach
Sphera
Spyglass
Swain
Suscol
Syzmik
Tenet
Tentazion
The Monkey Wine
To-Kalon
Trinket
Twin Oaks
Twist-A-Cork
Twynkle
Upper Bench
Victoria Rose
Vintners Estates
Vivito
Vivito Y Coleando
Whimsy
Whistling Straits
Winepak
Winepack
Wingspan
Wize Up
Woodbridge
Wynk
Wynk Whyte
Wynk Pynk
Yokel
Zhuzh
Robert Mondavi Export Sales Co.	California
Robert Mondavi Properties, Inc.	California
Robert Mondavi Investments	California
Robert Mondavi Foreign Sales Corp.	Barbados
Robert Mondavi GmbH	Germany
Robert Mondavi Imports, Inc.	California
Inversiones RMC Limitada	Chile
Vintage Chips Co.	California
Robert Mondavi B.V.	Netherlands
Robert Mondavi Australia Holdings Pty. Ltd.	Australia
Robert Mondavi Australia Pty. Ltd.	Australia

In addition to the tradenames listed above, which are used by subsidiaries of the registrant, the registrant uses the following tradenames:

Canandaigua Wine Company
Arbor Mist Winery
Aurora Valley Vineyards
Bisceglia Brothers Wine Co.
Bristol Hills Wine Company
Canandaigua Champagne Cellars
Canandaigua Industries Co.
Canandaigua Wine Company
Carolina Wine Co.
Casata Vineyards
Caves du Domaine
Centarra Wine Company
Chapelle Import Company
Channing's Perfect Mixer
Charles Jacquin Vineyards Co.
Chateau Donay Wine Cellars
Chateau Luzerne Vintners Co.
Chateau Martin Company
Chelsea Wine Company
Cisco Wine Company
Classic Marketing Co.
Cook's Champagne Cellars
Cook's Sparkling Wine Cellars
Cribari & Sons
Cribari Cellars
Cribari Champagne Cellars
Cribary Winery
Crystal Wine Cellars
Dixie Wine Company
Dunnewood Vineyards & Winery
Eastern Wine Company
F. Heinrich Wine Cellars
Finger Lakes Wine Company
Franciscan Estates
Gay Page Wine Cellars
Global Wine Co.
Gold Seal Vineyards
Golden Age Wine Cellars
Great Western Winery
Guild Wineries & Distilleries
Hammondsport Wine Company
Italian Swiss Colony
J. Roget Champagne Cellars
Jacques Bonet & Cie
K Cider Company
K.C. Arey & Co.
King Solomon Wine Co.
Kings Wine Co.
La Domaine
La Petite Wine Cellars
Lake Island Champagne Cellars
Manischewitz Wine Company
Margo Vintners
Marvino Wine Company
Masada Wine Company
Medallion Wine Imports
Melody Hill Vintners
Monarch Wine Co.
Monarch Wine Imports
Mondoro
Monte Carlo Champagne Cellars
Moselweinhaus Import Company
Mother Vineyard Wine Co.
Moulin Rouge Champagne Cellars
M-R Champagne Co.
New York State Wine Company
North Lake Wines
Old Rabbinical Bottling Co.
On The Town
Pacific Wine Partners
Paul Garrett
Paul Masson Winery
Pol D'Argent Import Company
Premium Champagne Company
Reserve Du Domaine Vineyard
Richards Champagne Cellars
Richards Fils Et Cie Vintners
Richards Wine Company
Ricky Quinn's
Satin Rose Wine Co.
Southland Wine Co.
Sun Country Cellars
Taylor California Cellars
Taylor Wine Company
The California Cellars of Chase-Limogere
The Great Western Winery
The Taylor Wine Company
Tiger Wine Company
Upper Bay Wine Cellars
Vine Valley Winery
Vineyard to Wine Cellars
Virginia Dare Wine Company
Wheeler Wine Cellars
Widmer's Wine Cellars
Wild Irish Rose Wine Company
Wilen Brothers Co.
Wilen Wine Co.
Winedale Vineyards
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Notes:

The names of certain subsidiaries are omitted from the above schedule because such subsidiaries, considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary.

The tradenames referenced in the above schedule may or may not be names registered with a governmental authority.

1 Less than wholly-owned entity consolidated into the financial statements of Constellation Brands, Inc.